                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 2, 1998



                        REAL ESTATE ASSOCIATES LIMITED V
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



       California                    2-77645                    95-3768810
    ---------------                -----------                 --------------
    (State or other                (Commission                 (IRS Employer
    jurisdiction of                File Number)                Identification
    incorporation)                                                 Number)




                             9090 Wilshire Boulevard
                                    Suite 201
                         Beverly Hills, California 90211
                     --------------------------------------
                     Address of Principal Executive Offices



Registrant's telephone number, including area code: 310/278-2191





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ITEM 5. OTHER EVENTS.

     The Registrant recently became aware through several of its limited partners that an entity identified as Bond Purchase, L.L.C. was apparently conducting a tender offer for units in the Registrant pursuant to an "Offer to Purchase Limited Partnership Interests for $615.00" dated March 2, 1998. Registrant has no further information about this "Offer to Purchase" or Bond Purchase, L.L.C. The Registrant's general partners, on behalf of the Registrants advised the limited partners by letter to consult with their tax advisors about the tax consequences that could result from a sale of their units. Copies of the "Offer to Purchase" and the Registrant's letter are attached hereto as exhibits.

     In addition, the Registrant recently became aware through several of its limited partners that an entity identified as Everest Management, LLC was apparently conducting a tender offer for units in the Registrant pursuant to an "Offer to Purchase Limited Partnership Interests" dated June 26, 1998. Registrant has no further information about this "Offer to Purchase" or Everest Management, LLC. The Registrant's general partners, on behalf of the Registrant, advised the limited partners by letter dated July 8, 1998 to consult with their tax advisors about the tax consequences that could result from a sale of their units. Copies of the "Offer to Purchase" and the Registrant's letter are attached hereto as exhibits.



                                    EXHIBITS


     The following exhibits are attached to this Current Report and thereby made a part thereof:

1. Copy of the "Offer to Purchase" documents dated March 2, 1998 as received from Registrant's limited partners.

2.   Copy of Registrant's letter to its limited partners.

3. Copy of the "Offer to Purchase" documents dated June 26, 1998 as received from Registrant's limited partners.

4.   Copy of Registrant's letter dated July 8, 1998 to its limited partners.






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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: July 13, 1998


                                     REAL ESTATE ASSOCIATES LIMITED V,
                                     A CALIFORNIA LIMITED PARTNERSHIP

                                     BY: NATIONAL PARTNERSHIP INVESTMENTS CORP.,
                                         A CALIFORNIA CORPORATION,
                                         ITS GENERAL PARTNER


                                          BY: /s/ Bruce E. Nelson
                                             -----------------------------------

                                             ITS: President
                                                 -------------------------------








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